UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

SKY QUARRY INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SKY QUARRY INC.

707 W 700 S, Suite 105

Woods Cross, UT 84087

Telephone: (424) 394-1090

  October 23, 2026

Dear Fellow Sky Quarry Stockholders:

We invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Sky Quarry Inc. (“Sky Quarry” or the “Company”), to be held on Thursday, December 3, 2026 at 10:00 a.m. Mountain Time at 707 W 700 S, Suite 105, Woods Cross, UT 84087.

At the Annual Meeting, you will be asked to consider and vote on proposals to (i) elect five (5) members of the Company’s Board of Directors to serve until the 2027 Annual Meeting of Stockholders; and (ii) ratify the appointment of Tanner LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and to transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Sky Quarry.

/s/ Marcus Laun

Marcus Laun
Interim CEO and President

SKY QUARRY INC.

707 W 700 S, Suite 105

Woods Cross, UT 84087

Telephone: (424) 394-1090

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 3, 2026 at 10:00 a.m. Mountain Time

To the Stockholders of Sky Quarry Inc.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Sky Quarry Inc., a Delaware corporation (“Sky Quarry,” the “Company,” “us,” “our,” or “we”), will be held on Thursday, December 3, 2026 at 10:00 a.m. Mountain Time at 707 W 700 S, Suite 105, Woods Cross, UT 84087. The purpose of the Annual Meeting is to consider and act upon the following matters:

1. To elect five (5) members of the Company’s Board of Directors to serve until the 2027 Annual Meeting of Stockholders (Proposal 1);

2. To ratify the appointment of Tanner LLC (“Tanner”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); and

3. To transact other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

Our Board of Directors has fixed October 14, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting. Only stockholders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting, which will be held at 707 W 700 S, Suite 105, Woods Cross, UT 84087. The Notice of Internet Availability of Proxy Materials (the “Notice”) and proxy card will be mailed to shareholders on or about October 23, 2026.

For your convenience, record holders of our Common Stock have FOUR methods of voting:

VOTE BY INTERNET - https://vote.colonialstock.com/SKYQ2026. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 9:59 P.M. MT on December 2, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-877-285-8605. Use any touch-tone telephone to transmit your voting instructions. Vote by 5:00 P.M. MT on December 2, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL. If you have not voted via the internet or telephone, mark, sign and date your proxy card and return to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84081.

VOTE AT THE MEETING. Attend and vote at the Annual Meeting to be held at 707 W 700 S, Suite 105, Woods Cross, UT 84087 on December 3, 2026 at 10:00 a.m. MT.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on routine matters.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Marcus Laun

Marcus Laun

Interim CEO and President

October 23, 2026

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save Sky Quarry the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2026

The Notice of the 2026 Annual Meeting, Proxy Statement and Annual Report are available at https://vote.colonialstock.com/SKYQ2026.

SKY QUARRY INC.

707 W 700 S, Suite 105

Woods Cross, UT 84087

TELEPHONE: (424) 394-1090

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 3, 2026

ABOUT SKY QUARRY INC.

Sky Quarry Inc. (“Sky Quarry” or the “Company”) operates a regional refinery (the “Eagle Springs Refinery”) through its wholly owned subsidiary Foreland Refining Corp., producing diesel, vacuum gas oil (VGO), naphtha and liquid paving asphalt from crude oil suppliers in the Uintah basin near Nevada and Utah.  In addition to our goal of growing the refinery, we have a separate division in the development-stage (“P.R. Springs”) formed to deploy technologies to facilitate the recycling of waste asphalt shingles and remediation of oil-saturated sands and soil, providing sustainable refined crude products. We anticipate several benefits from the recycling and production of oil from asphalt shingles reducing the dependence on landfills for the disposal of waste and reducing dependence on foreign oil.

Corporate History and Structure

We were incorporated in Delaware on June 4, 2019 as “Recoteq, Inc.” On April 22, 2020, we changed our name to “Sky Quarry Inc.” We have four (4) wholly-owned subsidiaries: 2020 Resources, LLC, 2020 Resources (Canada) Ltd., Foreland Refining Corporation and SKYQ Subsidiary Corp.

QUESTIONS AND ANSWERS
ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders. According to our records, you were a shareholder of the Company as of the end of business on October 14, 2026 (the “Record Date”).

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote via telephone or over the Internet.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to the holders of our common stock, par value $0.0001 per share (the “Common Stock”), will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The Notice of the Annual Meeting, the proxy statement and annual report are available at: https://vote.colonialstock.com/SKYQ2026.

To access the materials, you must enter the control number included on your Notice.

The Notice is being made available to you by the Company in connection with its solicitation of proxies for use at the Annual Meeting and/or any adjournments or postponements thereof. The Notice was first given or sent to shareholders on or about October 23, 2026. This proxy statement gives you information on these proposals so that you can make an informed decision.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy card?

By completing a proxy card, as more fully described herein, you are designating Marcus Laun, our Interim CEO and President, as your proxy for the Annual Meeting and you are authorizing him to vote your shares at the Annual Meeting as you have instructed him on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the SEC to give you when we ask you to sign a proxy card designating Mr. Laun as proxy to vote on your behalf.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Sky Quarry Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, if you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 707 W 700 S, Suite 105, Woods Cross, UT 84087 Attn: Corporate Secretary, phone number (424) 394-1090. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Colonial Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our Common Stock, or their duly authorized proxies, may attend the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held in-person on December 3, 2026 at 10:00 a.m. Mountain Time at 707 W 700 S, Suite 105, Woods Cross, UT 84087.

What am I voting for?

There are two (2) matters scheduled for a vote:

1. To elect five (5) members of the Company’s Board of Directors to serve until the 2027 Annual Meeting of Stockholders; and

2. To ratify the appointment of Tanner LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who is entitled to vote?

The Board has fixed the close of business on October 14, 2026 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record of the Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. On the Record Date, there were 8,808,017 shares of Common Stock outstanding. Each share of Common Stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What constitutes a quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 4,404,009 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How do I vote?

For your convenience, record holders of our Common Stock have FOUR methods of voting:

VOTE BY INTERNET - https://vote.colonialstock.com/SKYQ2026. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 9:59 P.M. MT on December 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-877-285-8605. Use any touch-tone telephone to transmit your voting instructions. Vote by 5:00 P.M. MT on December 2, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL - If you have not voted via the internet or telephone, mark, sign and date your proxy card and return to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84081.

VOTE AT THE MEETING - Attend and vote at the Annual Meeting to be held at 707 W 700 S, Suite 105, Woods Cross, UT 84087 on December 3, 2026 at 10 a.m. MT.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on routine matters.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide telephone and internet proxy voting to allow you to vote your shares via phone or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or internet access, such as usage charges from internet access providers and telephone companies.

How many votes are required to approve each proposal?

Proposal No. 1 (Election of Directors): Each director is elected by the plurality of the votes of the shares present in person or by proxy and entitled to vote thereon.

Proposal No. 2 (Ratification of Appointment of the Independent Registered Public Accounting Firm): The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon.

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors

Plurality of Votes Cast. This means that the nominees receiving the highest number of affirmative “For” votes will be elected as directors. As a result, votes that are withheld will have no effect of the outcome of this proposal. In addition, we believe that this proposal is a non-routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian may not vote your shares in its/their discretion. Accordingly, such broker, nominee, fiduciary or other custodian shall not be entitled to vote, and broker non-votes will have no effect on the outcome of this proposal.

“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT ____”

Proposal No. 2: Ratification of Tanner LLP as the Company's independent registered public accounting firm for Fiscal Year 2026

Majority of Shares Present and Entitled to Vote. This means that the proposal will be deemed approved if it receives the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote. Abstentions will have the same effect as votes against this proposal. We believe that this proposal is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion. Accordingly, no broker non-votes are expected to occur.

“FOR” “AGAINST” “ABSTAIN”

How many votes do I have?

For Common Stockholders, on each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on the Record Date.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

How will my shares be voted if I give no specific instruction?

If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted “FOR” Proposals 1 and 2.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Laun, the Board’s designated proxy.

If your shares are held in street name, see “What is a Broker Non-Vote?” herein regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, votes “For” and “Withheld” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote. Generally, unless provided otherwise by applicable law, our bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. When such voting standard applies, votes marked as “ABSTAIN” will have the same effect as a vote “AGAINST” the proposal. In addition, votes marked as “ABSTAIN” will have the same effect as a vote “AGAINST” proposals where the voting standard requires a majority of the shares outstanding. In contrast, votes marked as “ABSTAIN” are not considered votes cast and will, therefore, not affect the outcome of proposals requiring a majority or a plurality of votes cast.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Proposal No. 1 (Election of Directors) is considered a non-routine matter, and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal. However, nominees receiving the highest number of affirmative votes cast will be elected, up to the number of seats to be filled. Broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of this proposal.

Proposal No. 2 (Ratification of Appointment of the Independent Registered Public Accounting Firm) is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. As such, no broker non-votes are expected to occur regarding this proposal.

Is my proxy revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary, at 707 W 700 S, Suite 105, Woods Cross, UT 84087, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the Annual Meeting, you may revoke your proxy or change your proxy vote by voting at the meeting. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Do I have dissenters’ rights of appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

Who is paying for the expenses involved in preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Are any of the proposals conditioned on one another?

No.

Do the Company’s executive officers and directors have any substantial interest in any of the matters to be acted upon at the Annual Meeting?

None of the directors or executive officers has any substantial interest in any matter to be acted upon herein, other than elections to office with respect to the directors nominated in Proposal 1.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominees for Election to the Board for a Term Expiring at the 2027 Annual Meeting of Stockholders

Name	Age	Positions
Marcus Laun	58	Interim Chief Executive Officer, President, Executive VP and Director
Matthew Flemming	58	Chairman of the Board
Robert Byrne	50	Director
Omar Hussein	49	Director
Alexander Monje	37	Director

Marcus Laun.  Mr. Laun has served as Executive VP and as a member of the Board since January 2020, as our interim Chief Executive Officer and President since August 2025 and as our interim Chief Financial Officer from August 2025 to August 2026. Mr. Laun has spent the past twenty years as a founding principal or senior advisor to over fifteen publicly and privately held companies. Mr. Laun has served as chief executive officer of GrowthCircle.com, a media company specializing in the production and distribution of short films for corporate clients, since May 2013. Mr. Laun has also served as chief executive officer of Geopulse Exploration Inc. since August 2017. From April 2020 through December 2020, Mr. Laun served as vice president of corporate finance for Netcents Technology Inc. Mr. Laun served as a managing director for Knight Capital Group (the largest market-maker of equities in the U.S.) where he managed syndicates for over $300 million in financing. Mr. Laun’s experience also includes advising and investing in an organic food brand company which eventually sold for $250mm. He has in-depth knowledge of media content and distribution having been a senior advisor to Digital Development Group which has a distribution platform with over 10,000 titles. Mr. Laun has also advised and raised capital for companies in the solar, wind, oil and gas and alternative fuel industries. He has a B.S. in Hotel Management from Cornell and an MBA from Columbia University. We believe that Mr. Laun’s extensive expertise in financing qualifies him to serve on our board of directors.

Matthew Flemming. Mr. Flemming joined our board of directors in November 2023 and has served as chairman of the board of directors since December 2025.  Mr. Flemming has served as the chairman of Barnhart Group, Inc. (formerly SMG Industries Inc.), a national transportation services business providing end to end logistics solutions, since December 2020, and was its interim chief executive officer and interim chief financial officer from January 2021 through July 2023, and prior thereto Mr. Flemming served as its chief executive officer from September 2017 through December 2020.  Mr. Flemming served as a director of the board of Correlate Energy Corp., a distributed energy company, from May 2021 through October 2024 and previously was the chief executive officer and acting chief financial officer from May 2021 through December 2021 and continues to serve as a member of its board of directors. Prior thereto, Mr. Flemming was a consultant for a financial restructuring firm and a financial advisor to a private closely held oilfield services company during 2016 and early 2017. From June 2011 to March 2016, Mr. Flemming was the chief executive officer and chairman of the board of HII Technologies Inc., an oilfield services company with operations in Texas, Oklahoma, Ohio and West Virginia focused on commercializing technologies and providing services in frac water management, safety services and portable power used by exploration and production companies in the United States. Prior thereto, from 2009 to 2011, Mr. Flemming was chief financial officer of Hemiwedge Industries Inc., a proprietary valve technology company with oilfield applications, that was sold in 2011. From 2005 to 2009, Mr. Flemming was chief financial officer of Shumate Industries, Inc., an oilfield manufacturing company and successor of Excalibur. Previous to that, from 2001 to 2005, Mr. Flemming was chief financial officer of Excalibur Industries, Inc., an industrial and energy related manufacturer and fabrication company. From June 1999 to March 2001, he served as chief executive officer of WorldByNet, Inc. a Houston, Texas based privately held technology company. From January 1994 to May 1999, Mr. Flemming served as chief executive officer of FARO Pharmaceuticals, Inc., a privately held national specialty products company that he founded. Mr. Flemming received a Bachelor of Arts in Finance from the University of Houston. Mr. Flemming brings a strong background in corporate governance, capital markets, and corporate business development, which we believe qualifies him to serve on our board of directors and adds significant strategic, business and financial experience.

Robert Byrne. Mr. Byrne joined our board of directors on November 21, 2025. Mr. Byrne has nearly three decades of experience as an entrepreneur, trader, writer, and capital markets adviser to public and private companies. Since September 2024, he has served as a strategic advisor through Alpha Nine Ventures LTD and, since 2021, has held similar issuer-side advisory roles as president of TB Byrne & Associates, focusing on acquisitions, corporate finance and restructuring (including debt workouts and debt–equity swaps), recapitalizations and exit strategies, primarily utilizing traditional initial public offerings and alternative public offerings. In this capacity, he advises boards and management teams of micro- and small-cap companies on complex capital structures and balance-sheet repair, including secured and unsecured debt, convertible securities, warrants, merchant cash advances and other quasi-debt instruments, and on strategic financings such as private investment in public equity, registered directs and Regulation A/Regulation Crowdfunding offerings, as well as digital-asset treasury and real-world-asset tokenization strategies intended to complement traditional capital-raising and listing pathways. From 1997 to 2018, Mr. Byrne was a full-time equities and futures trader, specializing in basket trading, auction-market theory and short-term index and commodity futures. Since 2008, he has written on markets and trading strategy as a contributing columnist for TheStreet.com and has also been involved in research, publishing, and analytical roles, including as president of Asymmetric Publishing and as an equity analyst at Monument & Cathedral Holdings LLC. Mr. Byrne also serves as an independent director of Host Digital Inc. (NYSE American: HOST).  Over his career, he has advised issuers across sectors including energy, technology, medical devices, financial services, and digital assets, and the board of directors believes that his extensive experience in capital markets, trading, and issuer advisory work qualifies him to serve on the board.

Omar Hussein. Mr. Hussein joined our board of directors on November 21, 2025. Mr. Hussein is the Co-Founder and President of ConvergeFi, a venture-backed AI-native credit intelligence company serving institutional real estate lenders. From 2022 to 2023, Mr. Hussein served as Chief Financial Officer of PrimeBlock, a digital infrastructure company with over 110 MW of installed data center capacity, and Sparks Energy, a power infrastructure services company. Both companies announced proposed SPAC business combinations at enterprise valuations of approximately $1.25 billion and $475 million, respectively. From 2015 to 2022, Mr. Hussein was an investment banker at Citigroup, specializing in technology, media and telecommunications. Previously, he held investment banking positions at BMO Capital Markets and Morgan Stanley and was an investor at Insight Partners.  Throughout his career, Mr. Hussein has worked on more than $100 billion in aggregate M&A, equity and debt capital markets transactions. Mr. Hussein also held senior operating roles at growth-stage companies, including Strategic Growth Bank, where he led nationwide mortgage lending operations. Mr. Hussein holds an MBA from Stanford University Graduate School of Business and a B.A. from New York University. The Board believes Mr. Hussein is qualified to serve as a director based on his extensive experience in corporate finance, mergers and acquisitions, capital markets, and executive leadership across financial services, technology, energy and infrastructure.

Alexander Monje. Mr. Monje joined our board of directors on November 21, 2025.  Mr. Monje is a Partner and Chief Legal Officer of 10X Capital, having joined the firm in 2022. In August 2025, Mr. Monje served as a non-independent member of the Board of Directors of CEA Industries, Inc. Prior to joining 10X Capital, from 2021-2022, Mr. Monje was a member of the sponsor team of Digital World Acquisition Corp., a special purpose acquisition company that would go on to merge with Trump Media & Technology Group (NASDAQ: DJT). From March 2022 to May 2023, Mr. Monje served as Chairman of the Board of Directors of Nubia Brand International Corp. From 2015 to 2020, Mr. Monje worked in private law practices, most recently as a commercial and securities litigator representing domestic and international investors and entrepreneurs, small to midsize private companies, and public companies in several dispute forums. From 2014 to 2015, Mr. Monje worked in institutional equity sales at Gabelli & Company. From 2013 to 2014, Mr. Monje worked in international wealth management at Morgan Stanley. Mr. Monje holds an MBA from the University of North Carolina, Kenan-Flagler Business School, as well as a J.D. from the University of Miami School of Law and a B.S. from the University of Miami. Mr. Monje has served as a member of the board of directors of several publicly traded companies in the past, has worked as an attorney representing public and private companies and is experienced in capital markets, which the board of directors believes qualifies him to serve on the board.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

Except as set forth below, none of our directors or executive officers has, during the past ten years:

•been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent or similar officer appointed by a court for, the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

•been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Mrs. Bowman was an executive officer and corporate work out advisor of DI Overnight LLC ("DI") in 2025 during which time DI entered into a plan of liquidation under Chapter 7.

Mr. Flemming was an executive officer of HII Technologies, Inc. (“HII”) in 2016. Subsequent to his employment with HII, that company entered into a plan of reorganization under Chapter 11.

Corporate Governance

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis. Currently, Matt Flemming serves as Chairman of the Board. Our Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company and other relevant factors. After considering these factors, our Board has determined that the role of Chairman of the Board, is an appropriate Board leadership structure for the Company.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s Board leadership structure supports this approach. Through our Chief Executive Officer and other members of management, the Board receives periodic reports regarding the risks facing the

Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.

Heidi Bowman became our Chief Financial Officer in August 2026. Marcus Laun, the President and interim Chief Executive Officer of the Company, previously served as interim Chief Financial Officer. The Board believes that separation of duties is important and a fundamental part of establishing higher controls.

Independent Directors

Nasdaq’s rules require that a majority of an issuer’s board of directors must consist of independent directors. Our board of directors currently consists of five (5) directors, three (3) of whom, Mr. Byrne, Mr. Monje and Mr. Hussein, are independent within the meaning of Nasdaq’s rules.

Committees of the Board of Directors

We have established a standing audit committee, compensation committee and nominating and corporate governance committee of our board of directors, each with its own charter approved by the Board, which are available on our website at www.skyquarry.com.

In addition, our Board may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our Board.

Audit Committee

Robert Byrne, Omar Hussein and Alexander Monje serve on our audit committee, with Mr. Byrne serving as the Chair. Mr. Byrne qualifies as “audit committee financial expert.” Each member of the audit committee is independent as defined under the Nasdaq listing standards and the applicable rules of the SEC.  The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of the Company.

The audit committee is responsible for, among other things: (i) retaining and overseeing our independent accountants; (ii) assisting the board in its oversight of the integrity of our financial statements, the qualifications, independence and performance of our independent auditors and our compliance with legal and regulatory requirements; (iii) reviewing and approving the plan and scope of the internal and external audit; (iv) pre-approving any audit and non-audit services provided by our independent auditors; (v) approving the fees to be paid to our independent auditors; (vi) reviewing with our chief executive officer and chief financial officer and independent auditors the adequacy and effectiveness of our internal controls; and (vii) reviewing and approving related party transactions.

The audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our audit committee is available on our website at www.skyquarry.com. During 2025, our audit committee held four meetings.

Compensation Committee

Robert Byrne and Alexander Monje serve on our compensation committee, with Mr. Byrne serving as the Chair. The compensation committee assists the board in reviewing and approving our compensation structure, including all forms of compensation relating to our directors and executive officers.

The primary purposes of the compensation committee are to: (i) develop recommendations for the board with respect to the compensation of our Chief Executive Officer and non-employee directors; (ii) discharge the responsibilities of the Board relating to the approval of the compensation of our other executive officers; and (iii) make determinations with respect to our compensation programs and policies.

The compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at www.skyquarry.com. During 2025, our compensation committee held two formal meetings and several informal meetings.

Nominating and Corporate Governance Committee

Alexander Monje and Robert Byrne serve on our nominating and corporate governance committee, with Mr. Monje serving as the Chair.

The primary purposes of the nominating and corporate governance committee are to: (i) identify qualified individuals to become Board members; (ii) recommend the composition of the Board and its committees; (iii) monitor the self-assessment practices of the Board and its committees; and (iv) develop and implement the Company’s corporate governance guidelines.

The nominating and corporate governance committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at www.skyquarry.com. During 2025, our nominating and corporate governance committee held four meetings.

Director Nominations

Our nominating and corporate governance committee is responsible for leading the search for individuals qualified to become members of the Board and to select director nominees to be presented for election by the stockholders and each annual meeting.

Our nominating and corporate governance committee’s methods for identifying candidates for election to our Board (other than those proposed by our stockholders, as discussed below) will include the solicitation of ideas for possible candidates from a number of sources - members of our Board, our executives, individuals personally known to the members of our Board, and other research. The nominating and corporate governance committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates. The nominating and corporate governance committee will consider all recommendations for nominations to the Board from any person (or group) who has (or collectively has, if a group) held more than 3% of the Company’s voting securities for longer than one year. Shareholders desiring to submit recommendations to the committee should submit information regarding such recommendation in writing to the Company, addressed to the attention of the Chair of the nominating and corporate governance committee.

In making director recommendations, our board may consider some or all of the following factors: (i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar legal restrictions and oversight; (ii) the interplay of the candidate’s experience with the experience of other board members; (iii) the extent to which the candidate would be a desirable addition to the board and any committee thereof; (iv) whether or not the person has any relationships that might impair his or her independence; and (v) the candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate.

A stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our bylaws. Such notice must be in writing to the Company not less than 90 days and not more than 120 days prior to the anniversary date of the preceding year’s annual meeting of stockholders or as otherwise required by the requirements of the Exchange Act. In addition, stockholders furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of stockholders entitled to vote at such meeting.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.  Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. Our Code of Ethics & Business Conduct is available on our website at https://skyquarry.com/investor-information/corporate-governance/. We undertake to provide any person without charge, with a copy of our Code of Ethics & Business Conduct. You may send such written request to Sky Quarry Inc., Attn: Secretary, 707 W 700 S, Suite 105, Woods Cross, UT 84087.

Hedging and Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by Company Insiders (including officers and directors as well as certain other employees identified pursuant to the Insider Trading Policy), or by us. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. Such policy prohibits transactions in options and other derivative securities, a prohibition which extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities.

Pledging Policy

Our Insider Trading Policy prohibits the holding of our common stock in margin accounts and are discouraged from pledging the Company’s securities as collateral for any loan. or as part of any other pledging transaction. Any person wishing to enter into a legitimate loan pledge arrangement must first submit the proposed transaction in writing for approval by the applicable compliance officer at least two (2) weeks prior to the proposed execution of documents evidencing the proposed transaction and must set forth a justification for the proposed transaction and clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2025, the Board held four meetings (including regularly schedule and special meetings) and acted by written consent on numerous occasions. Each of the members of the Board attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our Board at the annual meetings of stockholders, we encourage, but do not require, directors to attend. Two of our directors at that time attended the 2025 annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board, a committee of our Board or a specific member of our Board may do so by letters addressed to the attention of our Corporate Secretary. All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. The address for these communications is Sky Quarry Inc., Attn: Secretary, 707 W 700 S, Suite 105, Woods Cross, UT 84087.

Indemnification and Limitation on Liability of Directors

Our articles of incorporation limit the liability of our directors, to the fullest extent permitted by Delaware law. Nothing contained in the provisions will be construed to deprive any director of his right to all defenses ordinarily available to the director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. Insofar as indemnification of liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our Board currently consists of five (5) directors, and their terms will expire at the Annual Meeting. Directors are elected at the Annual Meeting of stockholders each year and hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Matthew Flemming, Marcus Laun, Robert Byrne, Omar Hussein and Alexander Monje have each been nominated to serve as directors and have agreed to stand for election. If these nominees are elected at the Annual Meeting, then each nominee will serve for a term expiring at the 2027 Annual Meeting and until his or her successor is duly elected and qualified. Directors are elected by a plurality of the votes cast at the election. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If no contrary indication is made, proxies will be voted “FOR” all nominees listed below or, in the event that any such individual is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Vote Required

Each director is elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Tanner LLC (“Tanner”) to serve as our independent registered public accounting firm for the year ending December 31, 2026. Tanner has provided services in connection with the review and audit of the Company’s financial statements since 2022.

The Board is requesting that stockholders ratify the selection of Tanner to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board is not required to take any action as a result of the outcome of the vote on this proposal, but we value the opinions of our stockholders and believe that ratification of the appointment is a good corporate governance practice. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of Tanner will not attend the Annual Meeting.

Principal Accountant Fees and Services

The aggregate fees billed for the two most recently completed fiscal periods ended December 31, 2025 and December 31, 2024 for professional services rendered by our independent registered public accounting firm auditors for the audit of our annual consolidated financial statements, quarterly reviews of our interim consolidated financial statements and services normally provided by independent accountants in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	December 31,
	2025	2024
Audit Fees	351,010	257,069
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	351,010	257,069

In the above table, Audit Fees are fees billed by our company’s external auditor for services provided in auditing our company’s annual financial statements and reviewing our interim financial statements for the subject year. “Tax Fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures requiring the pre-approval of all audit and permissible non-audit services performed by the independent auditor. These services may be pre-approved on a case-by-case basis or pursuant to pre-approved categories. The Audit

Committee may delegate pre-approval authority to a subcommittee or one or more of its members. All services provided in 2025 and 2024 were pre-approved in accordance with these policies. The Audit Committee believes that these policies help ensure that the auditor remains independent and that services provided are consistent with SEC standards.

Vote Required

Approval of the Proposal to ratify Tanner LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as “Against” votes. Since brokers have authority to vote on your behalf with respect to Proposal 2, we do not expect broker non-votes on this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2026.

REPORT OF THE AUDIT COMMITTEE

The audit committee consists solely of independent directors, as required by and in compliance with SEC rules and regulations and the Nasdaq listing standards. The audit committee operates pursuant to a written charter adopted by the Board.

The audit committee is responsible for assisting the Board in its oversight responsibilities related to accounting policies, internal controls, financial reporting, and legal and regulatory compliance. Management of the Company has the primary responsibility for the Company’s financial reporting processes, proper application of accounting principles, and internal controls as well as the preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States (“U.S. GAAP”).

The audit committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2025, with management and the independent registered public accounting firm. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

THE AUDIT COMMITTEE

Robert Byrne (Chair)

Omar Hussein

Alexander Monje

EXECUTIVE OFFICERS

The following is a list of our executive officers and their ages.

Directors and Executive Officers	Position/Title	Age
Marcus Laun	Interim Chief Executive Officer, President, Executive VP and Director	58
Heidi Bowman	Chief Financial Officer	60

Marcus Laun. Biographical information for Marcus Laun is included above with the director biographies under the caption “Nominees for Election to the Board for a Term Expiring at the 2027 Annual Meeting of Stockholders”.

Heidi C. Bowman has served as our Chief Financial Officer since August 18, 2026.  Ms. Bowman is a strategic finance executive with over 30 years of experience guiding leadership teams across various industries with an emphasis on structuring financial operations, evaluating transactions for tax efficiency, and defining processes to ensure financial performance. Ms. Bowman has expertise in private equity, real estate, logistics, and oil and gas. Most recently, from May 2010 to December 2025, Ms. Bowman served as Chief Financial Officer of Hillair Capital and Barlock Capital private equity funds and as Chief Financial Officer of various portfolio companies, including American Natural Energy Corporation and Creek Road Miners Inc. (formerly Wizard Brands Inc. (WIZD)). She was Chief Financial Officer of The 4C Group LLC, a luxury home builder, from October 2023 to February 2024 and was an executive officer and corporate work out advisor of DI Overnight LLC ("DI") from April 2025 to July 2025 during which time DI entered into a plan of liquidation under Chapter 7. Ms. Bowman holds a Bachelor of Arts degree in Economics from the University of California at Los Angeles and is a Certified Public Accountant in the state of Utah.

Each executive officer serves at the discretion of our Board and holds office until the executive officer’s successor is duly elected and qualified or until the executive officer’s earlier resignation or removal.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports filed electronically with the SEC and written representations that no other reports were required, during the year ended December 31, 2025, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except as previously reported.

EXECUTIVE AND DIRECTOR COMPENSATION

The following disclosure describes the material components of the compensation awarded to, earned by or paid to the Company’s Named Executive Officers, or “NEOs,” for the fiscal years ended December 31, 2025 and 2024.

The Company is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and has elected to comply with the scaled executive compensation disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table shows the total compensation earned by (i) our Chief Executive Officer, and (ii) our other named executive officers during the fiscal years ended December 31, 2025 and December 31, 2024.  Additional information on our NEOs’ annual compensation for the 2025 fiscal year is provided in the narrative sections following the Summary Compensation Table.

			Stock	All Other
		Salary	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)

Marcus Laun, Interim Chief Executive Officer, Interim Chief Financial Officer, President(3)	2025	225,000	83,800	28,750	337,550
	2024	206,250	-		206,250
David Sealock, Former Chief Executive Officer(4)	2025	150,000	-	103,131	253,131
	2024	206,250	-		206,250
Darryl Delwo, Former Chief Financial Officer(5)	2025	112,500	-		112,500
	2024	175,500	-		175,500
Matthew Flemming, Executive Chairman(6)	2025	20,833	167,600	72,000	260,433

(1) The amount is equal to the aggregate grant-date fair value with respect to the restricted common stock awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718.

(2) Amounts reported in this column represent fees earned or paid in cash for service as a member of the Board of Directors during the applicable fiscal year. These amounts are not included in the Director Compensation table below, which reflects compensation only for directors who were not named executive officers.

(3) Mr. Laun was appointed to serve as the Interim Chief Executive Officer and Interim Chief Financial Officer on August 28, 2025.

(4) On August 28, 2025, the Company terminated Mr. Sealock’s employment with the Company as its Chief Executive Officer for cause pursuant to the terms of his employment agreement.

(5) Mr. Delwo resigned as the Chief Financial Officer of the Company on August 4, 2025.

(6) Mr. Flemming was appointed to serve as the Executive Chairman on December 8, 2025.

Employment Agreements

We are party to an employment agreement with Mr. Laun, dated March 15, 2020, which provides for an initial annual base salary of $120,000, which is reviewed annually by the board. In May 2022, the annual base salary was increased to $225,000. In addition, Mr. Laun is eligible to earn an annual bonus, subject to the achievement of certain performance goals, milestones and objectives, as established from time to time by an appropriate committee of our board. Mr. Laun is entitled to severance payments from us in an amount of up to twenty-four months of his base salary at the time of his termination if he is terminated without cause as defined in and subject to the terms and conditions of his employment agreement.  Mr. Laun’s employment agreement has an indefinite term.

We are party to an employment agreement with Mr. Flemming, dated December 1, 2025, which provides for an annual salary of $250,000, which is reviewed annually by the board. In addition, Mr. Flemming is eligible to earn an annual bonus, subject to the achievement of certain performance goals, milestones and objectives, as established from time to time by an appropriate committee of our board. Pursuant to his employment agreement, Mr. Flemming is eligible to earn a bonus of $60,000 to be paid upon the Company recapitalizing its business by raising $4,000,000 or more through the issuance of debt, equity or a combination thereof. Furthermore, Mr. Flemming is eligible to receive equity awards under the Company’s equity incentive plans, subject to the terms and conditions of the applicable plan and award agreement. Mr. Flemming’s employment agreement has an initial term of 24 months and automatically renews for successive one-year periods unless either party provides timely notice of non-renewal. Mr. Flemming is entitled to severance payments from us in an amount of up to twelve months of his current yearly salary rate upon certain qualifying terminations, subject to the terms and conditions of his employment agreement.

Cash Bonuses

We did not grant any discretionary cash awards to NEOs in fiscal year 2025.

Following fiscal year-end, the board approved one-time, discretionary cash awards to Marcus Laun and Matthew Flemming in the amounts of $100,000 and $125,000, respectively. These awards are related to services performed after the fiscal year ended December 31, 2025 and are not reflected in the Summary Compensation Table above.

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, non-qualified deferred compensation plan, defined contribution plan, or other retirement plan.  In the event we adopt such a plan in the future, our NEOs would be eligible to participate on the same terms as other eligible employees.

Equity Compensation

On November 5, 2025, Mr. Laun was awarded 200,000 restricted shares, which vested in equal monthly installments over a ten-month period commencing on November 5, 2025.

On November 5, 2025, Mr. Flemming was awarded 150,000 restricted shares, which vested immediately upon issuance. On November 7, 2025, Mr. Flemming was awarded 400,000 restricted shares, which vested in equal monthly installments over a ten-month period commencing on November 5, 2025.

Potential Payments Upon Termination or Change in Control

As described under “Employment Agreements” above, Mr. Laun is entitled to severance benefits upon certain qualifying terminations, including a termination by the Company without cause. Mr.

Flemming is entitled to severance benefits upon certain qualifying terminations, subject to the terms and conditions of his employment agreement. Such severance generally consists of continued base salary payments for a period of up to 24 months for Mr. Laun and 12 months for Mr. Flemming and is subject to the terms and conditions of the applicable employment agreement, including, where applicable, the execution of a release of claims. None of our named executive officers are entitled to enhanced benefits solely upon a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to outstanding equity awards held by our Named Executive Officers as of December 31, 2025.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Marcus Laun	6,945	3,472	-	38.4	10/14/2028
Darryl Delwo	-	16,667	-	21.6	9/2/2027
Darryl Delwo	-	8,333	-	38.4	10/14/2028
Matthew Flemming	6,945	3,472	-	38.4	10/31/2028

Compensation Recovery (Clawback) Policy

We maintain a compensation recovery (clawback) policy in accordance with applicable SEC rules and Nasdaq listing standards. The policy provides for the recovery of erroneously awarded incentive-based compensation received by our executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. The Company has not been required to prepare an accounting restatement, and no recovery has been required under the policy.

Policies and Practices Related to the Grant of Certain Equity Awards

We do not time the grant of equity awards in coordination with the release of material non-public information, and the release of material non-public information is not timed on the basis of option or other equity grant dates. In determining the timing or terms of equity awards, the compensation committee does not take material non-public information into account. Our equity awards are granted under a stockholder-approved plan and stock options are granted at an exercise price at or above the closing market price of the Company’s common stock on the date of grant. Equity awards are generally approved on the date of our regularly scheduled compensation committee meeting and are effective as of such dates or specified prospective dates. Typically, the Company’s stock options issued under its 2020 plan include a 5-year term and one third per annum vesting. Outside of the annual grant cycle, we may make equity award grants in connection with a new hire package, retention grant or severance package.

Director Compensation

The table below sets forth the compensation paid to our directors during the fiscal year ended December 31, 2025. The compensation described below does not include compensation listed under the Summary Compensation Table above.

	Fees Earned or Paid in Cash	Stock Awards	Total
Name	($)(1)	($)(2)	($)
Leo B. Womack (3)	72,000	37,523	109,523
Todd Palin (4)	60,000	30,544	90,544
Alexander Monje (5),(8)	-	-	-
Omar Hussein (6),(8)	-	-	-
Robert Byrne (7),(8)	-	-	-

(1) The aggregate dollar amount of all fees earned or paid in cash for services as a director during fiscal year 2025.

(2) Refers to awards of restricted shares of the Company’s common stock granted during fiscal year 2025, with grant date fair value calculated in accordance with FASB ASC Topic 718.

(3) Leo Womack resigned from the Board of Directors effective January 2026.

(4) Todd Palin resigned from the Board of Directors effective January 2026.

(5) Alexander Monje was appointed to the Board of Directors on November 21, 2025.

(6) Omar Hussein was appointed to the Board of Directors on November 21, 2025.

(7) Robert Byrne was appointed to the Board of Directors on November 21, 2025.

(8) In July 2026, the Compensation Committee recommended, and the Board approved, one-time cash payments of $175,000 to each of Messrs. Monje, Hussein, and Byrne. These payments are related to services performed as non-employee directors after fiscal year ended December 31, 2025, and are not reflected in the Director Compensation Table.

2020 Stock Plan

On March 27, 2020, our board of directors adopted the Sky Quarry Inc. 2020 Stock Plan (the “2020 Stock Plan”) which was approved by our stockholders on March 27, 2020. On September 7, 2024, and on September 2, 2025, our board of directors approved amendments to the 2020 Stock Plan, ultimately increasing the number of shares available under the 2020 Stock Plan from 208,334 to 500,000, which amendments were approved by our stockholders on November 4, 2025. As of the date of this proxy statement, no shares remain available for future grants under the 2020 Stock Plan. The following is a summary of certain significant features of the 2020 Stock Plan. The information which follows is subject to, and qualified in its entirety by reference to, the 2020 Stock Plan document itself, which has previously been filed as an exhibit to our public filings with the SEC.

Purposes of the Plan: The purpose of the 2020 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services for the Company, and to promote the success of our business.

Types of Awards: The 2020 Stock Plan permits the grant of non-statutory stock options, incentive stock options, restricted stock, and/or any combination of the foregoing.

Administration of the Plan: The 2020 Stock Plan is currently administered by our compensation committee. Among other things, the administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The administrator has authority to take any other action that it deems necessary or desirable for the administration of the 2020 Stock Plan.

Eligible Persons: Persons eligible to receive awards under the 2020 Stock Plan will be those officers, employees, consultants, and directors of the Company and its subsidiaries who are selected by the administrator. Each person to whom an award is granted under the 2020 Stock Plan may be required to agree in writing, as a condition to the grant of such award or otherwise, to subject an award that is exercised or settled following such person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the administrator.

Shares Available Under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the 2020 Stock Plan is 500,000, subject to adjustment for certain corporate changes affecting the shares, such as stock splits; however, as of the date of this proxy statement, no shares remain available for future grants under the 2020 Stock Plan. Shares subject to an award under the 2020 Stock Plan for which the award is cancelled, forfeited, exchanged, settled in cash or otherwise terminated, again become available for grants under the 2020 Stock Plan.

Stock Options:

General. Stock options give the option holder the right to acquire from us a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-statutory stock options. Subject to the provisions of the 2020 Stock Plan, the administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the administrator may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Typically, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option exercise must be accompanied by payment of the exercise price. The exercise price may be paid as follows: (i) cash, (ii) check, (iii) to the extent permitted under, and in accordance with, applicable laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the administrator determines to be appropriate, (iv) cancellation of indebtedness, (v) other previously owned shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is exercised, (vi) a cashless exercise; (vii) such other consideration and method of payment permitted under applicable laws, or (viii) any combination of the foregoing methods of payment.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant, which cannot exceed ten years provided that in the case of incentive stock options granted to holders of more than 10% of our voting stock, such term cannot exceed five years.

Incentive and Non-Statutory Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code of 1986, as amended, or the Code, for more favorable tax treatment than applies to non-statutory stock options. Any option that does not qualify as an incentive stock option will be a non-statutory stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate fair market value in excess of $100,000, measured at the grant date.

Stock Awards: Restricted shares are shares of common stock awarded to participants at no cost. Restricted shares take the form of awards of restricted stock, which represent issued and outstanding shares of our common stock. The vesting date or dates and other conditions for vesting are established when the shares are awarded. These awards will be subject to such conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of the Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. The board may amend, alter, suspend, discontinue or terminate any award or award agreement, the 2020 Stock Plan or the committee’s authority to grant awards without the consent of stockholders or participants, except that any amendment or alteration to the 2020 Stock Plan, including any increase in any share limitation, shall be subject to the approval of stockholders not later than the annual meeting next following such committee action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which shares of stock may then be listed or quoted, and the board may otherwise, in its discretion, determine to submit other changes to the 2020 Stock Plan to stockholders for approval; provided that, without the consent of an affected participant, no such board action may materially and adversely affect the rights of such participant under any previously granted and outstanding award.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for (i) each of our named executive officers and directors; (ii) all of our current executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of the Record Date are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o the Company, 707 W. 700 S, Suite 105, Woods Cross, Utah 84087.

Name	Amount of Beneficial Ownership of Common Stock(1)	Percentage
Directors and Named Executive Officers
Marcus Laun, President, Interim CEO and Director (2)	227,040	2.6%
Heidi Bowman, CFO	0	*
Matthew Flemming, Chairman (3)	112,766	1.3%
Alexander Monje	50,000	*
Omar Hussein	30,000	*
Robert Byrne	30,000	*
All current executive officers and directors as a group (6 persons above)	449,806	5.1%
David Sealock (4)	34,384	*
Darryl Delwo (5)	1,875	*

* Less than 1%

(1)Based on 8,808,017 shares of Common Stock issued and outstanding as of the Record Date.

(2)Includes 10,417 shares of Common Stock issuable upon the exercise of stock options that have been vested as of the date hereof.

(3)Includes 10,417 shares of Common Stock issuable upon the exercise of stock options that have been vested as of the date hereof.

(4)Based on information known to us, Mr. Sealock, our former Chief Executive Officer, held 275,072 shares of our Common Stock as of December 1, 2025, as adjusted for the Company’s 1-for-8 reverse stock split effected on March 15, 2026.

(5)Based on information known to us, Mr. Delwo, our former Chief Financial Officer, held 15,000 shares of our Common Stock as of September 8, 2025, as adjusted for the Company’s 1-for-8 reverse stock split effected on March 15, 2026.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLAN

The following table provides certain information as of the end of our most recently completed fiscal year with respect to compensation plans (including any individual compensation arrangements, of which there are none) under which our equity securities are authorized for issuance, aggregated as follows.

Plan Category	Number of securities issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities available for future issuance under equity (excluding securities issuable upon exercise of outstanding options, warrants, and rights)

Equity compensation plans approved by security holders: 2020 Stock Plan	62,500	$96.00	0

Equity compensation plans not approved by security holders: None	—	—	—
	62,500		0

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have not entered into any transactions since the beginning of our 2024 fiscal year, and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation” above).

Promissory Note Issued to an Affiliate of Director Alexander Monje

Biscayne Ventures Advisors, LLC (“Biscayne”), an entity affiliated with Alexander Monje, a member of our Board, made certain advances to the Company to fund its ongoing operations and business activities, consisting of advances of: (1) $138,100 on November 21, 2025; (2) $84,112 on December 4, 2025; (3) $29,442 on April 13, 2026; (4) $150,000 on March 31, 2026; and (5) $31,206 on April 15, 2026. On April 29, 2026, the Company issued a promissory note to Biscayne (the “Note”) that consolidated all of the Company’s outstanding obligations to Biscayne into a single note with a principal amount of $448,724, which included a $15,864.00 origination fee. The Note bore interest at 15.0% per year and was scheduled to mature on the earlier of (i) three months after the date of issuance and (ii) the date on which the Company has received aggregate proceeds of at least $3,000,000 of new capital through its at-the-market offering or any other offering. The largest aggregate principal amount outstanding under the Note and the advances that preceded it during fiscal year 2024 and 2025 was $448,908.41. The Note was repaid in full on May 19, 2026. As of May 19, 2026, the Company paid $452,413.58 of principal and $19,554 of interest under the Note.

Mr. Monje disclosed his interest in the Note to the Board and recused himself from the Board’s deliberations. The disinterested members of the Board approved the Note on April 29, 2026.

Policy on Future Related-Party Transactions

All future transactions between us and our officers, directors, principal stockholders and their affiliates will be approved by the audit committee, or a similar committee consisting of entirely independent directors, according to the terms of our Code of Business Conduct and Ethics.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, which are intended to be covered by the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this proxy statement, including statements that relate to our future results of operations and financial position, business strategies and plans, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “if,” “intend,” “may,”

“plan,” “potential,” “predict,” “project,” and variations of such words and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and are, by their very nature, uncertain and risky. Although our management believes that the expectations and assumptions reflected in the forward-looking statements are reasonable, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company’s control. Actual results may differ materially from those expressed or implied by these forward-looking statements. Readers are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date such statements are made. Except as may be required by law, we expressly disclaim any obligation to update these forward-looking statements. You are urged to carefully review and consider the risks, uncertainties and additional discussions related thereto in this proxy statement and other filings we file from time to time with the SEC.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders must submit the proposal to us at our corporate headquarters no later than June 25, 2027, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Pursuant to our Amended and Restated Bylaws, nothing in the procedure described in the sentence above shall be deemed to affect the rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Stockholders who intend to present a proposal at our 2027 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after August 5, 2027, but no later than September 4, 2027. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 4, 2027.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 707 W 700 S, Suite 105, Woods Cross, UT 84087 Attn: Corporate Secretary, phone number (424) 394-1090. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov.

You may also obtain copies of our reports, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, without charge by contacting us at Sky Quarry Inc., 707 W 700 S, Suite 105, Woods Cross, UT 84087, Telephone: (424) 394-1090. We filed our Annual Report on Form 10-K with the SEC on March 31, 2026. It is available free of charge at the SEC’s web site indicated above. Upon written request by a stockholder at the address indicated above, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s).

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Marcus Laun
Marcus Laun
Interim CEO and President

Date: October 23, 2026

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>
<Shareholder Address3>

Control #: 0000 0000 0000

Voting Instructions

You can vote by Internet or Telephone!
Instead of mailing your proxy, you may choose one of the three voting options outlined below.

VOTE BY INTERNET – https://vote.colonialstock.com/SKYQ2026
- You can view the Sky Quarry Inc. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 9:59 PM MT on December 2, 2026. You will need the control number at the left in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605
- You may vote by phone until 5:00 PM MT on December 2, 2026.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL
- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84070.
- Votes by mail must be received by December 2, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

This proxy is being solicited on behalf of the Board of Directors of Sky Quarry Inc.

The undersigned hereby appoints Marcus Laun proxy for the undersigned, with full power of substitution, to vote all shares of Common Stock, $0.0001 par value per share ("Shares") of Sky Quarry Inc. (the "Company") which the undersigned would be entitled to vote at the 2026 ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT 707 W 700 S, Suite 105, Woods Cross, UT 84087 ON DECEMBER 3, 2026, AT 10:00 A.M., MOUNTAIN TIME, and directs that the Shares represented by this proxy shall be voted as indicated below:

	For All	Withhold All	For All Except	To withhold authority to vote for any any individual nominee(s), mark "For All Except" and write the number(s of the nominee(s) on the line below.
1. Election of Directors Nominees: 1) Matthew Flemming 2) Marcus Laun 3) Robert Byrne 4) Omar Hussein 5) Alexander Monje	☐	☐	☐	______________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors of the Company (the "Board") recommends a vote FOR each of the nominees for director under Proposal 1 and FOR Proposal 2. **This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted in accordance with the Board's recommendations, and in the discretion of the proxy holders with respect to such other business as may properly come before the Meeting and any adjournment or postponement thereof.**

Please indicate if you plan to attend this Meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date